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                                                                    EXHIBIT 99.3



                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Each of the undersigned hereby certifies, in his capacity as an officer of Stater Bros. Holdings Inc. (the "Company"), for purposes of 18 U.S.C. Section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

    - the Quarterly Report of the Company on Form 10-Q for the period ended June 30, 2002 fully complies with the requirements of Section 13(a) or 15(b) of the Securities Exchange Act of 1934; and

    - the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operation of the Company.



Dated:  August 13, 2002



/s/     Jack H. Brown
-----------------------------------
Jack H. Brown
Chairman, President, and
Chief Executive Officer
(Principal Executive Officer)
August 13, 2002


/s/     Phillip J. Smith
-----------------------------------
Phillip J. Smith
Senior Vice President, and
Chief Financial Officer
(Principal Financial Officer)
August 13, 2002